UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2008

Newmont Mining Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31240	84-1611629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 4, 2008, Newmont Mining Corporation, a Delaware corporation (“Newmont”), issued a press release announcing that Newmont Mining B.C. Limited, a wholly-owned indirect subsidiary of Newmont, had taken up 189,393,986 common shares of Miramar Mining Corporation, a British Columbia corporation (“Miramar”), under its offer (the “Offer”) to purchase at a price of C$6.25 in cash per common share all of the common shares of Miramar, and the extension of the Offer from 8:00 p.m. (Toronto time) on January 4, 2008, to 8:00 p.m. (Toronto time) on January 18, 2008.

The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated January 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

	By:	/s/ Sharon E. Thomas
	Name:	Sharon E. Thomas
	Title:	Vice President and Secretary

Dated: January 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 4, 2008